Asset Transactions and Impairments	12 Months Ended
Dec. 31, 2023
Asset Transactions and Impairments
Asset Transactions and Impairments

16. Asset Transactions and Impairments

No indicators of impairment or reversals of impairment were identified at December 31, 2023.

Oil Sands

Acquisition of Additional Ownership Interest in Fort Hills:

On February 2, 2023, Suncor completed the acquisition of an additional 14.65% working interest in Fort Hills from Teck Resources Limited (Teck) for $712 million, bringing the company’s working interest in Fort Hills to 68.76%.

The acquisition has been accounted for as a business combination using the acquisition method.

($ millions)
Accounts receivable	35
Inventory	37
Property, plant and equipment	1 149
Other assets(1)	6
Total assets acquired	1 227
Accounts payable and other liabilities	(102)
Lease liabilities	(284)
Decommissioning provision	(83)
Deferred income taxes	(46)
Total liabilities assumed	(515)
Net assets acquired	712
(1)	Other assets include $3 million of cash and cash equivalents.

The fair values of accounts receivables and accounts payable approximate their carrying values due to the short-term maturity of the instruments. The fair value of materials and supplies inventory approximates book value due to short-term turnover rates. The fair values of property, plant and equipment and the decommissioning provision were determined using an expected future cash flow approach (Level 3 fair value inputs – note 27). Key assumptions used in the calculations were discount rates, forecasted production volumes, commodity prices (including foreign exchange rates), operating costs and capital costs (“forecasted cash flow assumptions”).

The additional 14.65% working interest in Fort Hills contributed $501 million to gross revenues and $22 million net earnings to consolidated net earnings from the acquisition date to December 31, 2023.

Had the acquisition occurred on January 1, 2023, the additional working interest would have contributed an additional $20 million to gross revenues and a $21 million net loss, which would have resulted in gross revenues of $52.2 billion and consolidated net earnings of $8.3 billion for the year ended December 31, 2023.

The proforma information is not necessarily indicative of the results that would have been obtained if the Teck acquisition had actually occurred on January 1, 2023.

Acquisition of TotalEnergies EP Canada Ltd. and Remaining Working Interest in Fort Hills:

On November 20, 2023, Suncor completed the acquisition of TotalEnergies EP Canada Ltd. (TotalEnergies Canada), which held the remaining 31.23% working interest in Fort Hills, for a purchase price of $1.468 billion before working capital, closing adjustments and other closing costs, making Suncor the sole owner of Fort Hills. The effective date of the transaction was

April 1, 2023. The determination of fair value of the preliminary purchase price is based on management’s best estimate as of the closing date.

The following table summarizes the fair value of the net assets acquired:

($ millions)
Cash	150
Accounts receivable	521
Inventory	180
Property, plant and equipment	2 361
Deferred income taxes	1 084
Total assets acquired	4 296
Accounts payable and accrued liabilities	(527)
Lease liabilities	(347)
Decommissioning provision	(392)
Total liabilities assumed	(1 266)
Net assets acquired	3 030

The acquisition has been accounted for as a step business combination using the acquisition method pursuant to IFRS 3. Under the acquisition method, assets and liabilities are recorded at their fair values on the date of acquisition. In addition, when an acquirer achieves control in stages, the previously held interest is re-measured to fair value at the acquisition date with a gain or loss recognized in net earnings.

The fair values of accounts receivables and accounts payable approximate their carrying values due to the short-term maturity of the instruments. The fair value of inventory was determined using market prices and rates from available pricing sources. The fair values of property, plant and equipment and the decommissioning provision were determined using an expected future cash flow approach (Level 3 fair value inputs – note 27). Key assumptions used in the calculations were discount rates, forecasted production volumes, commodity prices (including foreign exchange rates), operating costs and capital costs (“forecasted cash flow assumptions”). The deferred income tax asset recognized as a result of the acquisition of TotalEnergies Canada involves numerous assumptions made by management and the interpretation of the tax laws applicable to the circumstances surrounding the historical tax positions taken by, and acquisition of, TotalEnergies Canada.

The previously held interest in Fort Hills has been re-measured to fair value and estimated to be $3.887 billion and the net carrying value of the Fort Hills assets was $3.904 billion. The company recognized a non-cash revaluation loss of its existing interest of $17 million in other income in the consolidated statements of comprehensive income.

($ millions)
Total consideration(1)	1 832
Net assets acquired	(3 030)
Bargain purchase gain	(1 198)
Revaluation loss on existing interest	17
Fair value of pre-existing relationship	56
Bargain purchase gain and revaluations (note 7)	(1 125)

(1)	Total consideration includes working capital as at April 1, 2023.

Acquisition costs of $12 million, have been charged to operating, selling and general expense in the consolidated statements of comprehensive income for the three and twelve months ended December 31, 2023.

The acquisition of TotalEnergies Canada contributed $148 million to gross revenues and $18 million net earnings to consolidated net earnings from the acquisition date to December 31, 2023.

Had the acquisition occurred on January 1, 2023, TotalEnergies Canada would have contributed an additional $1.1 billion to gross revenues and $71 million to net earnings, which would have resulted in gross revenues of $53.3 billion and consolidated net earnings of $8.4 billion for the year ended December 31, 2023.

The proforma information is not necessarily indicative of the results that would have been obtained if the TotalEnergies Canada acquisition had actually occurred on January 1, 2023.

As part of the acquisition, the company assumed various pipeline commitments and ancillary assets, including the remaining capacity on a regional pipeline, which has been recognized accordingly as an ROU asset in property plant and equipment and long-term lease liability.

Exploration and Production

Sale of United Kingdom Operations:

During the second quarter of 2023, the company completed the sale of its U.K. operations, including its interests in Buzzard and Rosebank located in the U.K. sector of the North Sea, for gross proceeds of $1.1 billion, before closing adjustments and other closing costs, resulting in an after-tax gain on sale of $607 million ($607 million before-tax), including $25 million in foreign exchange gains recognized as a result of the disposal. The U.K. operations are reported within the Exploration and Production segment.

Corporate

Sale of Wind and Solar Assets:

During the first quarter of 2023, the company completed the sale of its wind and solar assets (Forty Mile, Adelaide, Magrath and Chin Chute) for gross proceeds of $730 million, before closing adjustments and other closing costs, resulting in an after-tax gain on sale of approximately $260 million ($302 million before-tax). The wind and solar assets were reported in the Corporate segment.

Asset Impairments and Transactions in 2022

No indicators of impairment or reversals of impairment were identified at December 31, 2022.

Oil Sands

Fort Hills assets:

During the fourth quarter of 2022, the company entered into an agreement to acquire Teck’s 21.3% interest in Fort Hills. Prior to entering the agreement with Teck, the company also updated its long-range plan for Fort Hills, which incorporated lower gross production and increased operating costs per barrel for the next three years.

Management considered these indicators of impairment and performed an asset impairment test using recoverable amounts based on fair value less costs of disposal. An impairment charge of $2.6 billion (net of taxes of $0.8 billion) was recognized on its share of Fort Hills in the Oil Sands segment in the third quarter of 2022. An expected cash flow approach with the following asset specific assumptions (Level 3 fair value inputs note 27) were applied:

●	Western Canada Select (WCS) price forecast of US$69.00/bbl in 2023, US$62.00/bbl in 2024, and an average price of US$50.00/bbl between 2025 and 2031, escalating at 2% per year thereafter over the life of the project up to 2060, adjusted for asset-specific location and quality differentials;
●	the company’s share of production ranging from 87,000 bbls/d to 106,000 bbls/d over the life of the project;
●	cash operating costs averaging approximately $25.00/bbl over the life of the project (expressed in real dollars), which reflects operating, selling and general expenses adjusted for non-production costs, including share-based compensation, research costs, and excess power revenue;
●	foreign exchange rate of US$0.76 per one Canadian dollar; and
●	risk adjusted discount rate of 8.25% (after-tax).

The recoverable amount of the Fort Hills CGU was $2.8 billion (net of taxes) as at September 30, 2022. The recoverable amount estimate is most sensitive to price and discount rate. A 5% average decrease in price over the life of the project would have resulted in an additional impairment charge of approximately $1.0 billion (after-tax) on the company’s share of the Fort Hills assets. A 1% increase in the discount rate would have resulted in an additional impairment charge of approximately $0.2 billion (after-tax) on the company’s share of the Fort Hills assets.

Exploration and Production

White Rose assets:

In the second quarter of 2022, the company announced that concurrent with the decision to restart the West White Rose project by the joint venture owners, Suncor increased its ownership in the White Rose asset by 12.5% to approximately 39% (previously approximately 26%). The decision to restart was driven by a revised royalty structure and development plan. The company received $38 million (net of taxes of $12 million) in cash consideration to acquire the additional working interest, which was primarily allocated to the asset retirement obligation and property, plant and equipment of the project. As a result of these events, during the second quarter of 2022, the company performed an impairment reversal test on the White Rose CGU as the recoverable amount of this CGU was sensitive to the restart decision. The impairment reversal test was performed using a recoverable amount based on the fair value less cost of disposal. An expected cash flow approach was used with the key assumptions discussed below (Level 3 fair value inputs note 27).

As a result of the impairment reversal test, the recoverable amounts were determined to be greater than the carrying values of the White Rose CGU and the company recorded an impairment reversal of $542 million (net of taxes of $173 million) on its previous share of the White Rose assets in the Exploration and Production segment. The recoverable amount was determined based on the following asset-specific assumptions:

●	Brent price forecast of US$85.00/bbl in 2023, US$68.00 in 2024 and US$69.00 in 2025, escalating at 2% per year thereafter over the life of the project to 2038 and adjusted for asset-specific location and quality differentials;
●	anticipated first oil for the West White Rose project in the first half of 2026 and the company’s share of production of approximately 9,800 bbls/d (based on its previous working interest of approximately 26%) over the life of the project;
●	the company’s share of future capital expenditures of $1.5 billion, including the West White Rose expansion; and
●	risk-adjusted discount rate of 9.0% (after-tax).

Norway assets:

During the third quarter of 2022, the company completed the sale of its Norway assets, including its 30% working interest in Oda and its 17.5% working interest in the Fenja Development Joint Operations, for net proceeds of $297 million (net of cash disposed of $133 million), resulting in a $65 million loss including foreign exchange impacts. The Norway assets are reported in the Exploration and Production segment.

The company reclassified the assets and liabilities related to its Norway operations as assets held for sale and performed an impairment test on the Norway assets held for sale as at June 30, 2022. The impairment test was performed using the lower of its carrying amount and fair value less costs to sell (Level 2 fair value inputs note 27). As a result of the impairment test, the company recorded a $47 million charge related to its share of the Norway operations, net of a $23 million deferred tax adjustment.